UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 15, 2021 (October 30, 2020)

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, AK	99518
(Address of Principal’s Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 30, 2020, Chugach closed on the previously reported transaction contemplated by the Asset Purchase Agreement (“APA”) and acquired substantially all of the assets of Municipal Light & Power (“ML&P”) from the Municipality Of Anchorage, Alaska (“MOA”).

The audited consolidated financial statements (and accompanying notes) of ML&P as of December 31, 2019, 2018 and 2017, are included in this Amendment No. 1 on Form 8-K/A (“Amendment”) as Exhibit 99.1, 99.2, and 99.3, and incorporated herein by reference.

The unaudited consolidated financial statements (and accompanying notes) of ML&P as of September 30, 2020, are included in this Amendment as Exhibit 99.4 and incorporated herein by reference.

The unaudited pro forma condensed consolidated financial statements for the nine months ended September 30, 2020, giving pro forma effect to the Business Combination are included in this Amendment as Exhibit 99.5 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Financial Statements, Required Supplementary Information and Other Information of Municipal Light & Power as of December 31, 2019 and 2018
99.2	Financial Statements, Required Supplementary Information and Other Information of Municipal Light & Power as of December 31, 2018 and 2017
99.3	Financial Statements, Required Supplementary Information and Other Information of Municipal Light & Power as of December 31, 2017 and 2016
99.4	Monthly Business Report of Municipal Light & Power as of September 30, 2020
99.5	Unaudited Condensed Consolidated Pro Forma Financial Statements of the Registrant as of September 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 2021		CHUGACH ELECTRIC ASSOCIATION, INC.
	By:	/s/ Sherri L. Highers
For Lee D. Thibert
Chief Executive Officer